EXHIBIT 32.2

Certification of the Chief Financial Officer and Chief Accounting Officer

18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Suburban Propane Partners, L.P. (the “Partnership”) on Form 10-Q for the period ended March 26, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Kuglin, Chief Financial Officer and Chief Accounting Officer of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ MICHAEL A. KUGLIN
Michael A. Kuglin
Chief Financial Officer and Chief Accounting Officer
May 5, 2016